Fees Summary	Oct. 29, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 5,060.49
Total Fee Amount	5,060.49
Total Transaction Valuation	33,053,469.36
Total Offset Amount	0.00
Net Fee	$ 0.00